UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 5, 2024

THE REAL GOOD FOOD COMPANY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41025	87-1280343
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3 Executive Campus, Suite 155

Cherry Hill, NJ 08002

(Address of Principal Executive Offices; Zip Code)

(856) 644-5624

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Class A common stock $0.0001 par value per share	RGF	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On November 5, 2024, the audit committee and the board of directors of The Real Good Food Company, Inc. (the “Company”), after consultation with the Company’s management, concluded that the Company’s previously issued unaudited financial statements for all quarterly periods in 2022 and 2023 and previously issued audited financial statements for 2022, as included in the Company’s previously filed Quarterly Reports on Form 10-Qs and Annual Report on Form 10-K, as applicable (collectively, the “Non-Reliance Periods”), should no longer be relied upon. It was concluded that these financial statements should be restated to properly reflect the recognition of revenue related to a particular sales agreement, for which the accounting treatment was not properly applied during the Non-Reliance Periods (the “Error”).

The correction of the Error will result in certain changes in the previously issued financial statements for the Non-Reliance Periods. Specifically, it will result in the reduction of the revenue, costs of sales and accounts receivable for all periods in 2022, and an increase to the same financial statement line items for all quarterly periods in 2023. Additionally, the correction of the Error will result in an increase in the inventory balances for all periods in 2022 and all quarterly periods in 2023; however, due to the impact of a correction related to a separate error related to inventory, as previously identified and disclosed by the Company on its Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on March 18, 2024 (the “Prior Form 8-K”), the net result will be a decrease to the inventory reported for these periods. The correction of this Error will have no material impact on the total revenue recognized (and related costs of goods sold and accounts receivable) in relation to the sales agreement, and instead will only impact the timing of such recognition throughout the Non-Reliance Periods and afterward through the third quarter of 2024.

Accordingly, investors should no longer rely upon the Company’s previously released financial statements for the Non-Reliance Periods. In addition, investors should no longer rely upon earnings releases for these periods and other communications relating to these financial statements. Additionally, investors should cease any reliance on previously provided financial guidance.

At this time, the Company has not fully completed its review and the expected financial impact of the Error described above is preliminary and subject to change. The Company will file an amended Form 10-K for the year ended December 31, 2022 and amended Form 10-Qs for all quarterly periods previously filed in 2022 and 2023 (certain of which will also reflect correction of the error relating to inventory, as discussed in the Prior Form 8-K) (the “Amended Reports”), as soon as practicable.

The changes to the financial statements related to this Error are not expected to impact the Company’s cash position, cash flows, or liquidity. Additionally, the impact to total revenue related to this restatement is immaterial. The Audit Committee discussed the matters disclosed in this Current Report on Form 8-K with the Company’s independent registered public accounting firm, Grant Thornton LLP.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, which statements are subject to considerable risks and uncertainties. Forward-looking statements include, without limitation, statements regarding the anticipated conclusion regarding the impact of the Error identified in the Company’s previously issued consolidated financial statements, the anticipated timing of the filing of the Amended Reports and the scope of the anticipated restatement of previously issued financial statements as a result of the Error. The Company has attempted to identify forward-looking statements by using words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “should,” “will,” or “would,” and similar expressions or the negative of these expressions. Forward-looking statements represent management’s current expectations and predictions, and are based on information available as of the time such statements are made. Although the Company does not make forward-looking statements unless it believes it has a reasonable basis for doing so, it cannot guarantee their accuracy or completeness. Forward-looking statements involve numerous known and unknown risks, uncertainties, and other factors that may cause actual results, performance, or achievements to be materially different from any future results or events assumed or implied by the forward-looking statements. Some of the risks and uncertainties that may cause its actual results to materially differ from those expressed or implied by these forward-looking statements, including the risk of further delays in the filing of the Amended Reports, discovery of additional information regarding the Error or the separate error related to inventory discussed by the Company in the Prior Form 8-K, and other risk factors described in the section entitled “Risk Factors” in its Annual Report on Form 10-K for the year ended December 31, 2022 and other documents filed with or furnished to the SEC by the Company from time to time. These forward-looking statements speak only as of the date of this report. Except as required by law, the Company undertakes no obligation to publicly release the result of any revisions to these forward-looking statements to reflect the impact of events or circumstances that may arise after the date of this report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE REAL GOOD FOOD COMPANY, INC.

Date: November 6, 2024	By:	/s/ Jim Behling
Jim Behling
Chief Financial Officer